Exhibit 99.1

Debtor Affiliates

1.	Breitburn Management Company LLC

2.	Breitburn Operating GP LLC

3.	Breitburn Operating LP

4.	Breitburn Finance Corporation

5.	Breitburn GP LLC

6.	Breitburn Sawtelle LLC

7.	Breitburn Oklahoma LLC

8.	Phoenix Production Company

9.	QR Energy, LP

10.	QRE GP, LLC

11.	QRE Operating, LLC

12.	Breitburn Transpetco LP LLC

13.	Breitburn Transpetco GP LLC

14.	Transpetco Pipeline Company, L.P.

15.	Terra Energy Company LLC

16.	Terra Pipeline Company LLC

17.	Breitburn Florida LLC

18.	Mercury Michigan Company, LLC

19.	Beaver Creek Pipeline, L.L.C.

20.	GTG Pipeline LLC

21.	Alamitos Company